EXHIBIT 99.1
                                                              [Execution Copy]
                                                          File No. 28692-00300

                        AMENDMENT NO. 1 TO CREDIT AGREEMENT


     AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of March 24, 1997 between
NEXTEL   COMMUNICATIONS,   INC.   ("NCI");   NEXTEL  FINANCE  COMPANY  (the
"Borrower") and the other Restricted Companies listed on the signature pages hereto under the caption "RESTRICTED COMPANIES" (individually, a "Restricted Company" and, collectively, the "Restricted Companies"); the Lenders listed on the signature pages hereto under the caption "LENDERS" (individually, a "Lender" and, collectively, the "Lenders"); TORONTO DOMINION (TEXAS) INC., as Administrative Agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"); and THE CHASE MANHATTAN BANK, as Collateral Agent (in such capacity, together with its successors in such capacity, the "Collateral Agent").

     NCI, the Restricted Companies, the Lenders, the Administrative Agent and the Collateral Agent are parties to a Credit Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the Lenders to the Borrower in an aggregate principal or face amount not exceeding $1,655,000,000 (which, in the circumstances contemplated by
Section 7.01(f) thereof, may be increased to $1,905,000,000). NCI, the Restricted Companies, the Lenders, the Administrative Agent and the Collateral Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

     Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1 to Credit Agreement, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. AMENDMENTS. Subject to the satisfaction of the condition precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

     A. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

     B.  Clause (c) of the definition of "Permitted Investments" in Section
1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:


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                                   -2-

     "(c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000 or (ii) any office of any of The Chase Manhattan Bank, Morgan Guaranty Trust Company of New York or The Toronto-Dominion Bank located in the United Kingdom or the Bahamas; and".

     C. Section 7.01 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (f) thereof, (ii) replacing the period at the end of clause (g) thereof with "; and" and (iii) inserting a new clause (h) therein reading as follows:

     "(h) other unsecured Indebtedness of NCI in an aggregate principal amount not exceeding $10,000,000 at any time outstanding (or such greater amount to which the Required Lenders shall have consented)."

     Section 3. AUTHORIZATION TO AMEND RESTRICTED COMPANY GUARANTEE AND SECURITY AGREEMENT. Pursuant to Section 7.02(b) of the Restricted Company Guarantee and Security Agreement and Section 5.02(c) of the Intercreditor and Collateral Agency Agreement, each of the Lenders hereby consents to the amendment of the Restricted Company Guarantee and Security Agreement in the form of Amendment No. 1 to Restricted Company Guarantee and Security Agreement attached hereto as Exhibit A and hereby authorizes the Collateral Agent to enter into said Amendment No. 1 to Restricted Company Guarantee and Security Agreement on behalf of such Lender.

     Section 4. CONDITIONS PRECEDENT. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 1 to Credit Agreement by NCI, the Restricted Companies, the Required Lenders, the Administrative Agent and the Collateral Agent. The authorization set forth in
Section 3 hereof shall become effective upon the execution and delivery of this Amendment No. 1 to Credit Agreement by the Required Lenders.

     Section 5.  MISCELLANEOUS.  Except as herein provided, the Credit
Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 to Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 to Credit Agreement by signing any such counterpart. This Amendment No. 1 to Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


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                                        -3-

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered as of the day and year first above written.



                                  NEXTEL COMMUNICATIONS, INC.

                                  By  /s/A.J. Long
                                     Name: A.J. Long
                                     Title: Vice President and Treasurer

                        RESTRICTED COMPANIES

                                  NEXTEL FINANCE COMPANY (successor to
                                  Fleet Call Corporation)

                                  By  /s/A.J. Long
                                     Name: A.J. Long
                                     Title: Vice President and Treasurer

                                 ADVANCED MOBILECOMM OF
                                   NORTH CAROLINA, INC.
                                 AIR LINK COMMUNICATIONS, INC.
                                   (successor to TRS, Inc.)
                                 AMERICAN MOBILE SYSTEMS, INC.
                                   (successor to Saber Communications, Inc.)
                                 C-CALL CORPORATION
                                 DIAL CALL, INC.
                                 DIAL DISTANCE, INC.
                                 FC NEW YORK, INC. (successor to Metrocom
                                   Trunked Radio Communication Systems, Inc.)
                                 FCI 900, INC.
                                 FLEET CALL OF TEXAS, INC. (successor to
                                   FM Tower Company, Metrolink
                                   Communications Corporation and National
                                   Tower Trunking Systems, Inc.)


BII\68193               Amendment No. 1 to Credit Agreement

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                                  -4-

                                 FLEET CALL OF UTAH, INC. (successor to
                                   Fleet Call West, Inc., Mobile Radio of
                                   Illinois, Inc., Nextel Western Acquisition
                                   Corp., Spectrum Resources of the Midwest,
                                   Inc., Nextel Hawaii Acquisition Corp.,
                                   Motorola SF, Inc., Airwave Communications
                                   Corp. (Seattle), Mijac Enterprises, Inc.,
                                   Shoreland Communications, Inc. and Nextel
                                   Utah Acquisition Corp.)
                                 NEXTEL COMMUNICATIONS
                                   OF THE MID-ATLANTIC, INC. (successor
                                   to Dispatch Communications of Maryland,
                                   Inc., Dispatch Communications of Minnesota,
                                   Inc., Dispatch Communications of New
                                   England, Inc., Dispatch Communications of
                                   Pennsylvania, Inc.)
                                 NEXTEL LICENSE HOLDINGS 1, INC.
                                 NEXTEL LICENSE HOLDINGS 2, INC.
                                   (successor to Comqor, Inc.)
                                 NEXTEL LICENSE HOLDINGS 3, INC.
                                   (successor to Dial Call Arkansas, Inc.,
                                    Custom Radio/Johnson Communications, Inc.,
                                    Dial Call Florida, Inc., Dial Call
                                    Kentucky, Inc., Dial Call Louisiana, Inc.,
                                    Dial Call Texas, Inc., Dial Call
                                    Virginia, Inc., Dial Call West Virginia,
                                    Inc. and U.S. Digital, Inc.)
                                  NEXTEL OF TEXAS, INC. (successor to Fort
                                    Worth Communications, Inc.)
                                  ONECOMM CORPORATION, N.A.
                                    (successor to Dispatch Communications
                                    of Arizona, Inc., Powerfone, Inc. and
                                    Smart SMR of Illinois, Inc.)
                                  POWERFONE HOLDINGS, INC. (successor to
                                    ESMR Sub, Inc.)
                                  SAFETY NET, INC.
                                  SMART SMR, INC.


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                                    -5-


                                  SMART SMR OF CALIFORNIA, INC.
                                  SMART SMR OF NEW YORK, INC.



                                  By  /s/A.J. Long
                                      Name: A.J. Long
                                      Title: Vice President and Treasurer



                                  FORT WORTH TRUNKED RADIO
                                    LIMITED PARTNERSHIP

                                  By Fort Worth Communications,
                                     Inc., a General Partner


                                  By  /s/A.J. Long
                                      Name: A.J. Long
                                      Title: Vice President and Treasurer


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                                    -6-


                                  LENDERS

TORONTO DOMINION (TEXAS) INC.,            THE CHASE MANHATTAN BANK,
  as Administrative Agent                      individually and as
                                               Collateral Agent

  By /s/Sophia D. Sgarbi                      By /s/Tracey A. Navin
      Name: Sophia D. Sgarbi                     Name: Tracey A. Navin
      Title:Vice President                       Title: Vice President


MORGAN GUARANTY TRUST COMPANY             THE TORONTO-DOMINION BANK
  OF NEW YORK

  By /s/Maria D. Kratsios                      By /s/Sophia D. Sgarbi
      Name: Maria D. Kratsios                    Name: Sophia D. Sgarbi
      Title:Vice President                       Title: Mgr. Syndications &
                                                        Credit Admin.


ABN-AMRO NORTH AMERICA, INC.              AMARA II

  By /s/Frances OR Logan                       By /s/Andrew Ian Wignall
      Name: Frances OR Logan                      Name: Andrew Ian Wignall
      Title:Group Vice President                  Title: Director

  By  /s/Ann Schwalbenberg
      Name: Ann Schwalbenberg
      Title: Vice President


BANK OF AMERICA ILLINOIS                  BANK OF MONTREAL

  By /s/Jonathan M. Kitei                      By  /s/Karen I. Klapper
      Name: Jonathan M. Kitei                    Name: Karen Klapper
      Title:Attorney-in-Fact                     Title: Director


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                                    -7-

THE BANK OF NOVA SCOTIA                   BANK OF TOKYO-MITSUBISHI
                                             TRUST COMPANY

  By  /s/Vincent J. Fitzgerald, Jr.           By  /s/John P. Judge
      Name: Vincent J. Fitzgerald, Jr.           Name: John P. Judge
      Title: Authorized Signatory                Title: VP & Co-Head


BANKERS TRUST COMPANY                     BANQUE PARIBAS

  By                                           By /s/Nicole Cawley
      Name:                                      Name: Nicole Cawley
      Title:                                     Title: Vice President

                                                By /s/Philippe Vuarchex
                                                  Name: Philippe Vuarchex
                                                  Title: Vice President


BEAR STEARNS GOVERNMENT                   BZW-BARCLAYS
  SECURITIES, INC.

  By                                           By  /s/J.K. Downey
      Name:                                      Name: J.K. Downey
      Title:                                     Title: Associate Director


CAPTIVA FINANCE LTD.                      CERES FINANCE LTD.

  By /s/John H. Cullinane                    By /s/John H. Cullinane
      Name: John H. Cullinane                   Name: John H. Cullinane
      Title: Director                           Title: Director


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                                     -8-

CHANG HWA COMMERCIAL BANK, LTD.,          CIBC INC.
  NEW YORK BRANCH

  By /s/Wan-Tu Yeh                            By /s/Cynthia McCahill
      Name: Wan-Tu Yeh                           Name: Cynthia McCahill
      Title: Vice President and                  Title: Director
             General Manager


CIBC WOOD GUNDY SECURITIES CORP.       COMMERZBANK AG, NEW YORK BRANCH

  By /s/Cynthia McCahill          By /s/Jurgen Mahler        /s/G. Rod McWalters
      Name: Cynthia McCahill      Name: Jurgen Mahler           G. Rod McWalters
      Title: Director             Title:Assistant Vice President  Vice President


COOERATIEVE CENTRALE                      CORESTATES BANK, N.A.
  RAIFFEISEN-BOERENLEENBANK
  B.A., "RABOBANK NEDERLAND",
  NEW YORK BRANCH

  By /s/signature                            By /s/Lynae S. Young
      Name:                                      Name: Lynae S. Young
      Title:                                     Title: Vice President

  By /s/Dana W. Hemenway
      Name: Vice President
      Title:


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                                      -9-

CREDIT SUISSE                             DLJ CAPITAL FUNDING, INC.

  By                                           By /s/Stephen P. Hickey
      Name:                                      Name: Stephen P. Hickey
      Title:                                     Title: Managing Director

  By
      Name:
      Title:


FIRST NATIONAL BANK OF BOSTON             FLEET BANK

  By /s/Cindy Chen                            By /s/Alexander G. Ivanov
      Name: Cindy Chen                          Name: Alexander G. Ivanov
      Title: Director                           Title: Assistant Vice President


FUJI BANK, LTD.                           GOLDMAN SACHS CREDIT
                                            PARTNERS L.P.

  By /s/Teiji Teramoto                        By /s/John E. Urban
      Name: Teiji Teramoto                       Name: John E. Urban
      Title: Vice President and Manager          Title: Authorized Signer


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                                      -10-

HELLER FINANCIAL, INC.                    INDOSUEZ CAPITAL ASSET ADVISORS

  By                                           By
      Name:                                      Name:
      Title:                                     Title:

                                                By
                                                  Name:
                                                  Title:


INDOSUEZ CAPITAL FUNDING II, LTD.         INDOSUEZ CAPITAL FUNDING III, LTD.

  By                                           By
      Name:                                      Name:
      Title:                                     Title:


  By                                           By
      Name:                                      Name:
      Title:                                     Title:


INDUSTRIAL BANK OF JAPAN, LIMITED         ING BARING (U.S.)
                                            CAPITAL CORPORATION

  By /s/Jeffrey Cole                          By /s/Joan M. Chiappe
      Name: Jeffrey Cole                         Name: Joan M. Chiappe
      Title:Senior Vice President                Title: Vice President


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                                      -11-

KEYBANK NATIONAL ASSOCIATION              KOREA FIRST

  By /s/Ellery T. Willard, Jr.             By /s/Won Baik Sull
      Name: Ellery T. Willard, Jr.            Name: Won Baik Sull
      Title:Corporate Banking Officer         Title: Agent and General Manager



LEHMAN COMMERCIAL PAPER, INC.             LONG-TERM CREDIT BANK
                                             OF JAPAN, LTD.

  By  /s/Michele Swanson                      By
      Name: Michele Swanson                      Name:
      Title: Authorized Signatory                Title:


MEES PIERSON N.V.                         MERITA BANK LTD

By /s/John O'Connor   /s/Hendrik J. Vroege   By  /s/Charles J. Lansdown
Name: John O'Connor     Hendrik J. Vroege       Name: Charles J. Lansdown
Title:Senior Vice President   Vice President    Title: Vice President

                                              By  /s/Paul Brooks
                                                 Name: Paul Brooks
                                                 Title: Vice President


MERRILL LYNCH, PIERCE, FENNER             MERRILL LYNCH DEBT STRATEGIES
  & SMITH INCORPORATED                      PORTFOLIO

  By                                           By
      Name:                                      Name:
      Title:                                     Title:


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                                      -12-

MERRILL LYNCH PRIME RATE                  MERRILL LYNCH SENIOR FLOATING
  PORTFOLIO                                  RATE FUND, INC.

  By                                           By
      Name:                                      Name:
      Title:                                     Title:


MITSUBISHI TRUST & BANKING                ML CBO IV CAYMAN LTD.
  CORPORATION

  By                                           By /s/Dondero
      Name:                                      Name: James Dondero CPA, CFA
      Title:                                     Title: President
                                            Protective Asset Management, L.L.C.


NATIONSBANK OF TEXAS, N.A.                NATIONSBANK-NORTH CAROLINA

  By /s/Jennifer Zydney                       By /s/Chin Barta
      Name: Jennifer Zydney                      Name: Chin Barta
      Title: Vice President                      Title: VP


NIPPON CREDIT BANK, LTD.                  OCTAGON CREDIT INVESTORS
                                           (A unit of The Chase Manhattan Bank)

  By /s/Barry S. Fein                         By
      Name: Barry S. Fein                        Name:
      Title: Assistant Vice President            Title:


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                                      -13-

PNC BANK, N.A.                            PRIME INCOME TRUST

  By  /s/Thomas A. Partridge                 By
      Name: Thomas A. Partridge                  Name:
      Title: Assistant Vice President            Title:


PROTECTIVE LIFE INSURANCE                 RESTRUCTURED OBLIGATIONS BACKED
  COMPANY                                    BY SENIOR ASSETS B.V.

                                          By:  Chancellor LGT Senior Secured
                                               Management, Inc., as Portfolio
                                               Advisor

  By  /s/Dondero                              By  /s/Gregory L. Smith
      Name: James Dondero                        Name: Gregory L. Smith
      Title: Authorized Signator                 Title: Vice President


ROYAL BANK OF CANADA                      SENIOR HIGH INCOME PORTFOLIO, INC.

  By  /s/John P. Page                         By
      Name: John P. Page                         Name:
      Title: Cr Manager                          Title:


STANDARD BANK OF LONDON                   STRATA FUNDING LTD.

  By /s/S.M. O'Connor                         By  /s/John H. Cullinane
      Name: S.M. O'Connor                        Name: John H. Cullinane
      Title: Managing Director                   Title: Director

  By
      Name:
      Title:


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                                      -14-

THE SUMITOMO BANK, LIMITED                THE SUMITOMO TRUST & BANKING
  NEW YORK BRANCH                            COMPANY LTD., NEW YORK BRANCH

  By /s/John C. Kissinger                     By
      Name: John C. Kissinger                    Name:
      Title: Joint General Manager               Title:


U.S. BANK OF WASHINGTON, N.A.             VAN KAMPEN AMERICAN CAPITAL
                                            PRIME RATE INCOME TRUST

  By  /s/Gary Egbert                          By  /s/Kathleen A. Zarn
      Name: Gary Egbert                          Name: Kathleen A. Zarn
      Title: VP                                  Title: Vice President


CITIBANK, N.A.

  By /s/Marjorie Harris
      Name: Marjorie Rubin Harris
      Title: Attorney-in-Fact


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

                                                                 EXHIBIT A


                       AMENDMENT NO. 1 TO RESTRICTED COMPANY
                          GUARANTEE AND SECURITY AGREEMENT


     AMENDMENT NO. 1 TO RESTRICTED COMPANY GUARANTEE AND SECURITY AGREEMENT dated as of March 24, 1997 between NEXTEL FINANCE COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the subsidiaries of Nextel Communications, Inc. listed on the signature pages hereto under the caption "GUARANTORS" (individually, a "Guarantor" and, collectively, the "Guarantors" and, together with the Company, the "Restricted Companies"); and THE CHASE MANHATTAN BANK, as collateral agent for the Vendors and Lenders party to the Loan Agreements referred to below (in such capacity, together with its successors in such capacity, the "Collateral Agent").

     Nextel Communications, Inc. and the Restricted Companies are parties to
(i) an Amended, Restated and Consolidated Credit Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Vendor Financing Agreement") with Motorola, Inc., a Delaware corporation ("Motorola"), and NTFC Capital Corporation, a Delaware corporation ("NTFC Capital" and, together with Motorola, the "Vendors"), providing, subject to the terms and conditions thereof, for loans to be made by Motorola and NTFC Capital to the Borrower in an aggregate principal amount not exceeding $345,000,000 and (ii) a Credit Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement" and, together with the Vendor Financing Agreement, the "Loan Agreements"), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the Lenders named therein (collectively, together with any entity that becomes a "Lender" party to the Credit Agreement after the date thereof as provided therein, the "Lenders" and, together with the Vendors and any successors or assigns of any of the foregoing, the "Secured Parties") to the Borrower in an aggregate principal or face amount not exceeding $1,655,000,000 (which, in the circumstances contemplated by Section 7.01(f) thereof, may be increased to $1,905,000,000).

     The Restricted Companies and the Collateral Agent are parties to a Guarantee and Security Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Restricted Company Guarantee and Security Agreement") pursuant to which the Guarantors have guaranteed the Guaranteed Obligations (as therein defined), and the Restricted Companies have pledged and granted a security interest in the Collateral (as so defined) as security for the Secured Obligations (as so defined). The Restricted Companies and the Collateral Agent (with the consent of the appropriate Secured

                        Amendment No. 1 to Restricted Company
BII\68193                 Guarantee and Security Agreement

Parties as required by Section 7.02(b) of the Restricted Company Guarantee and Security Agreement and Section 5.02(c) of the Intercreditor and Collateral Agency Agreement) wish to amend the Restricted Company Guarantee and Security Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
     Section 1.  DEFINITIONS.  Except as otherwise defined in this Amendment
No. 1 to Restricted Company Guarantee and Security Agreement, terms defined in the Restricted Company Guarantee and Security Agreement are used herein as defined therein.

     Section 2. AMENDMENTS. Subject to the satisfaction of the condition precedent specified in Section 4 below, but effective as of the date hereof, the Restricted Company Guarantee and Security Agreement shall be amended as follows:

     A. References in the Restricted Company Guarantee and Security Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Restricted Company Guarantee and Security Agreement as amended hereby.

     B.  Clause (c) of the definition of "Permitted Investments" in Section
1.01 of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

     "(c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000 or (ii) any office of any of The Chase Manhattan Bank, Morgan Guaranty Trust Company of New York or The Toronto-Dominion Bank located in the United Kingdom or the Bahamas; and".

     C. Section 6.13 of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

     "SECTION 6.13. FURTHER ASSURANCES. Each Restricted Company agrees that, from time to time upon the written request of the Collateral Agent, such Restricted Company will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement. Without limiting the generality of the foregoing, the Restricted Companies will take such action from time to time as shall be necessary so that all leasehold and other real property interests of the Restricted Companies are


                        Amendment No. 1 to Restricted Company
BII\68193                 Guarantee and Security Agreement
     subjected to Liens in favor of the Collateral Agent as collateral security for the Secured Obligations. In that connection, the Restricted Companies will

          (a) obtain appropriate consents of landlords, in form and substance satisfactory to the Collateral Agent, with respect to (i) 100% of all leasehold interests arising after the date hereof and used by any Restricted Company as a main switching site and (ii) 95% of all leasehold interests in properties used by the Restricted Companies as radio transmitter sites arising after the date hereof in each Market (as defined in Annex 4) in which a Restricted Company operates a Mobile Communications Business (but excluding, in the case of this clause
     (ii), (w) Analog Site Leases acquired in connection with an acquisition of a Mobile Communications Business consummated after the date hereof, (x) renewals and expansions of Analog Site Leases (as defined below) existing on the date hereof or acquired in connection with an acquisition of a Mobile Communications Business consummated after the date hereof and
     (y) new Analog Site Leases entered into after the date hereof with respect to real property subject to an Analog Site Lease existing on the date hereof or acquired in connection with an acquisition of a Mobile Communications Business consummated after the date hereof) and

          (b) use its best efforts to obtain such consents with respect to all such leasehold interests existing on the date hereof and all such leasehold interests arising after the date hereof as to which consents are not required pursuant to the foregoing clause (a).

     In addition, each Restricted Company agrees (i) to use its reasonable best efforts, when entering into any new leases or acquiring any new leasehold interests after the date hereof, to cause such lease or leasehold interest (or a memorandum thereof) to be recorded prior to the time at which any Restricted Company places equipment on such leasehold interest and (ii) otherwise to comply with its obligations under the Collateral Assignment of Leasehold Interests dated as of September 27, 1996 by the Restricted Companies parties thereto in favor of the Collateral Agent, as modified and supplemented and in effect from time to time.

     As used in this Section 6.13, "Analog Site Lease" means any leasehold interest that is used by any Restricted Company as a radio transmitter site that employs solely analog technology."

     D. The Restricted Company Guarantee and Security Agreement is hereby amended by inserting a new Annex 4 thereto in the form of Annex 4 to this Amendment No. 1 to Restricted Company Guarantee and Security Agreement.


                        Amendment No. 1 to Restricted Company
BII\68193                 Guarantee and Security Agreement

     Section 3. REPRESENTATIONS AND WARRANTIES. Each Restricted Company represents and warrants to the Secured Parties and the Collateral Agent that the representations and warranties set forth in Article III of the Restricted Company Guarantee and Security Agreement are true and complete on the date hereof as if made on and as of the date hereof (or if any such representation and warranty is expressly stated to have been made as of a specific date, as of such date) and as if each reference in said Article III to "this Agreement" included reference to this Amendment No. 1 to Restricted Company Guarantee and Security Agreement.

     Section 4. CONDITIONS PRECEDENT. As provided in Section 2 above, the amendments to the Restricted Company Guarantee and Security Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 1 to Restricted Company Guarantee and Security Agreement by each of the Restricted Companies and the Collateral Agent.

     Section 5. AMENDMENT TO COLLATERAL ASSIGNMENT OF LEASEHOLD INTERESTS. The Collateral Assignment of Leasehold Interests referred to in the last sentence of Section 6.13 of the Restricted Company Guarantee and Security Agreement (as amended hereby) shall be deemed to be amended to the extent necessary to conform to said sentence.

     Section 6. MISCELLANEOUS. Except as herein provided, the Restricted Company Guarantee and Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 to Restricted Company Guarantee and Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 to Restricted Company Guarantee and Security Agreement by signing any such counterpart. This Amendment No. 1 to Restricted Company Guarantee and Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                        Amendment No. 1 to Restricted Company
BII\68193                 Guarantee and Security Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Restricted Company Guarantee and Security Agreement to be duly executed and delivered as of the day and year first above written.


                                  NEXTEL FINANCE COMPANY

                                  By
                                     Name:
                                     Title:

                        GUARANTORS

                                 ADVANCED MOBILECOMM OF
                                   NORTH CAROLINA, INC.
                                 AIR LINK COMMUNICATIONS, INC.
                                   (successor to TRS, Inc.)
                                 AMERICAN MOBILE SYSTEMS, INC.
                                   (successor to Saber Communications, Inc.)
                                 C-CALL CORPORATION
                                 DIAL CALL, INC.
                                 DIAL DISTANCE, INC.
                                 FC NEW YORK, INC. (successor to Metrocom
                                   Trunked Radio Communication Systems, Inc.)
                                 FCI 900, INC.
                                 FLEET CALL OF TEXAS, INC. (successor to
                                   FM Tower Company, Metrolink
                                   Communications Corporation and National
                                   Tower Trunking Systems, Inc.)
                                 FLEET CALL OF UTAH, INC. (successor to
                                   Fleet Call West, Inc., Mobile Radio of
                                   Illinois, Inc., Nextel Western Acquisition
                                   Corp., Spectrum Resources of the Midwest,
                                   Inc., Nextel Hawaii Acquisition Corp.,
                                   Motorola SF, Inc., Airwave Communications
                                   Corp. (Seattle), Mijac Enterprises, Inc.,
                                   Shoreland Communications, Inc. and Nextel
                                   Utah Acquisition Corp.)


                     Amendment No. 1 to Restricted Company
                       Guarantee and Security Agreement

BII\68193

                                 NEXTEL COMMUNICATIONS
                                   OF THE MID-ATLANTIC, INC. (successor
                                   to Dispatch Communications of Maryland,
                                   Inc., Dispatch Communications of Minnesota,
                                   Inc., Dispatch Communications of New
                                   England, Inc., Dispatch Communications of
                                   Pennsylvania, Inc.)
                                 NEXTEL LICENSE HOLDINGS 1, INC.
                                 NEXTEL LICENSE HOLDINGS 2, INC.
                                   (successor to Comqor, Inc.)
                                 NEXTEL LICENSE HOLDINGS 3, INC.
                                   (successor to Dial Call Arkansas, Inc.,
                                    Custom Radio/Johnson Communications, Inc.,
                                    Dial Call Florida, Inc., Dial Call
                                    Kentucky, Inc., Dial Call Louisiana, Inc.,
                                    Dial Call Texas, Inc., Dial Call
                                    Virginia, Inc., Dial Call West Virginia,
                                    Inc. and U.S. Digital, Inc.)
                                  NEXTEL OF TEXAS, INC. (successor to Fort
                                    Worth Communications, Inc.)
                                  ONECOMM CORPORATION, N.A.
                                    (successor to Dispatch Communications
                                    of Arizona, Inc., Powerfone, Inc. and
                                    Smart SMR of Illinois, Inc.)
                                  POWERFONE HOLDINGS, INC. (successor to
                                    ESMR Sub, Inc.)
                                  SAFETY NET, INC.
                                  SMART SMR, INC.
                                  SMART SMR OF CALIFORNIA, INC.
                                  SMART SMR OF NEW YORK, INC.


                                  By
                                      Name:
                                      Title:


                     Amendment No. 1 to Restricted Company
                       Guarantee and Security Agreement

BII\68193

                                  FORT WORTH TRUNKED RADIO
                                    LIMITED PARTNERSHIP

                                  By Fort Worth Communications,
                                     Inc., a General Partner


                                  By
                                      Name:
                                      Title:



                           COLLATERAL AGENT

                                  THE CHASE MANHATTAN BANK, as
                                    Collateral Agent

                                     By
                                          Name:
                                          Title:


                     Amendment No. 1 to Restricted Company
                       Guarantee and Security Agreement

BII\68193

                                                                    ANNEX 4

                                DEFINITION OF "MARKET"


                                  [See Section 6.13]


     "Market" means each of the following listed markets in which any of the Restricted Companies conducts a Mobile Communications Business, such markets being set out on the attached map:

                           Carolinas
                           Chicago
                           Detroit
                           Florida
                           Gulf
                           Kentucky Arkansas Tennessee (KAT)
                           Midwest
                           New England
                           New York
                           Northern California
                           Ohio Valley
                           Pacific Northwest
                           Philadelphia
                           Pittsburgh
                           Rocky Mountain
                           Southeast
                           Southern California
                           Texas
                           Upper Midwest
                           Utah/Arizona
                           Washington/Baltimore


                     Amendment No. 1 to Restricted Company
                       Guarantee and Security Agreement

BII\68193

[Color Map of the United States titled Markets, dated September 19, 1995, denoting each market in a color.]